UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2022

NATURALSHRIMP INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, Suite 450, Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 3, 2022, at approximately 1:50 AM CST, NaturalShrimp Incorporated’s (the “Company’s”) building containing its water treatment and purification system in La Coste, Texas (the “Water Treatment Plant”) was completely destroyed by fire. No one was injured as a result of the fire. While still too early to determine definitively, the Company believes such fire may have been caused by an electrical short external to the building. The Water Treatment Plant is a separate building consisting of approximately 8,000 square feet located apart from the production building which was not damaged.

The Company is currently deploying its reserve equipment located in its Webster City, Iowa facility to the La Coste facility and is working to resume operational production status in La Coste within seven to ten days. Additional information will be furnished at such time that the Company receives official reports from the local fire marshal.

The Company is also issuing a press release containing a shareholder update letter that incorporates additional information in conjunction with and as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions, or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required not by law.

Item 9.01. Financial Statements and Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release Including Announcement of Facility Fire, Shareholder Letter and Corporate Update
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Date: July 5, 2022	By:	/s/ Gerald Easterling
	Name:	Gerald Easterling
	Title:	Chief Executive Officer